Change in Control	21 Months Ended
Sep. 30, 2020
Change In Control
Change in Control

Note 3. Change in Control

On June 28, 2018, we underwent a change in control as a result of the closing of a Loan, Convertible Preferred Stock and Convertible Senior Secured Note Purchase Agreement dated May 9, 2018 (the “Agreement”) with a non-affiliated third party, Xenith Holdings LLC, a Delaware limited liability company (“Xenith”). Vespoint LLC, a Delaware limited liability company (“Vespoint”), owns 100% of the voting stock of Xenith. Vespoint is owned and managed by AMS Advisors LLC, a Delaware limited liability company, and Rendezvous Capital LLC, a New York limited liability company. Each of these three companies is a private investment company; they are controlled by Michael Minnich and A. Michael Salem, who are Co-Chief Executive Officers of Vespoint and Executive Officers of Midwest and American Life.

The terms and conditions of the Agreement were described in Midwest’s Current Report on Form 8‑K filed with the SEC on May 14, 2018. All conditions to consummation of the Agreement, including approval of the transactions contemplated therein by the State of Nebraska Department of Insurance (“NDOI”), were subsequently met and a closing was held pursuant to the Agreement on June 28, 2018 (the “Closing”).

At the closing of the Agreement, we issued 1,500,000 shares of newly created Series C Convertible Preferred Stock (“Series C Preferred Stock”) to Xenith for $1,500,000, which was recorded in our balance sheet as Mezzanine Equity, and it ranked senior to our voting common stock on liquidation with a preference of $1.00 per share. Subject to the availability of funds, annual dividends of 8% of the Series C Preferred Stock liquidation preference were payable by us; if not paid the dividends accrued. Prior to conversion on June 18, 2019, at any time after June 28, 2025 and subject to Nebraska law, Xenith could have required us to redeem the Series C Preferred Stock at the liquidation preference (plus accrued dividends) or fair market value, whichever was greater. If the shares were not redeemed for any reason, an interest rate of 12% per year would have begun. The Preferred Stock voted along with the voting common stock as a single class on an “as converted” basis. Also, holders of Preferred Stock voting as a separate Series were entitled to elect five of the Company’s eight members of its Board of Directors. The Preferred Stock had several protections against the Company taking action that would adversely affect the rights of holders of Preferred Stock such as mergers, liquidation, and dilutive stock issuances, among others. On June 18, 2019, the Series C Preferred Stock shares were converted, at Xenith’s election, into 145,709 shares of our voting common stock at approximately $10.29 per share. All accrued dividends were waived.

Also, at closing of the Agreement, Xenith loaned a total of $600,000 to Midwest, repayable upon maturity in 10 years with cash interest of 4% per annum payable quarterly and accrued interest of another 4% per annum payable upon maturity. The loans were made under two notes of $500,000 and $100,000, respectively. Both notes were converted by Xenith into an aggregate 58,284 voting common shares on June 18, 2019.

The Agreement further provided that Xenith, in its sole discretion, could loan up to an additional $23,500,000 to Midwest. Any loans made by Xenith under this election (“Subsequent Loans”) could also to be converted into voting common stock at the price of approximately $10.29 per share. Xenith loaned an additional $18,500,000 in the fourth quarter of 2018 following the amendment of the Midwest Articles of Incorporation to increase its authorized voting common shares. The additional notes were converted, at Xenith’s election, into 1,797,077 shares of voting common stock on June 18, 2019. All interest on the notes through June 18, 2019 was waived for payment and was accounted for as a capital contribution to Midwest.

Substantially all the proceeds from the Loans and Series C Preferred Stock were contributed to our insurance subsidiary, American Life, to be used for general business purposes.

The table below summarizes conversion of the Notes and shares of Series C Preferred Stock into voting common stock and the total outstanding voting common stock as of December 31, 2019:

	As Converted Voting Common Stock
	Number	Percentage
Previous* Company shareholders	45,746	2.2%
Note conversion ($500,000)	48,570	2.4%
Note conversion ($100,000)	9,714	0.5%
Note conversion ($1,000,000)	97,139	4.7%
Note conversion ($17,500,000)	1,699,938	83.1%
Series C Preferred stock conversion	145,709	7.1%
Total shares outstanding as of December 31, 2019	2,046,816	100.0%

*    Prior to note and stock conversions.